SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2004

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

30 Porter Road, Littleton, Massachusetts 01460

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 952-2200

Item 7.    Financial Statements, Pro Forma Information and Exhibits.

The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

Item 12.    Results of Operation and Financial Condition.

On February 17, 2004, Viisage Technology, Inc. (“Viisage”) issued a press release (the “Press Release”) announcing, among other things, its results of operations for the three- and twelve-month periods ended, and financial condition as of, December 31, 2003 (the “Results”). A copy of the Press Release is attached hereto as Exhibit 99.1.

In addition, on February 17, 2004, Viisage held a conference call (the “Conference Call”) to discuss the Results. On the Conference Call, Viisage provided information regarding its results of operations and financial condition that was not included in the Press Release (the “Additional Information”). The text of the Additional Information and a reconciliation to GAAP of certain non-GAAP financial measures constituting part of the Additional Information is included in Exhibit 99.2 hereto.

The information, including the exhibits attached hereto, in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.

Date: February 18, 2003	By:	/s/ William K. Aulet
William K. Aulet Chief Financial Officer

Exhibit Index

99.1	Press Release issued February 17, 2004.

99.2	Selected text from February 17, 2004 conference call and reconciliation to GAAP of certain non-GAAP financial measures.